UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 3, 2007
RAE Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31783	77-0280662

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3775 North First Street, San Jose, California	95134

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	408-952-8200
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 2.3
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01 Entry into a Material Definitive Agreement.
Reference is made to Item 2.01 below, which is incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On January 3, 2007, RAE Systems (Asia) Ltd., a fully owned subsidiary of RAE Systems Inc. (“the Company”) entered into an agreement with Securay Liquidation team to purchase intellectual properties of Tianjin Securay Technology Ltd., Co (“Securay”) for Renminbi 12 million (approximately US $1.5 million). This transaction, together with a production equipment and inventory purchase agreement and fixed assets purchase agreement, were entered in 2006, completed our purchase of Securay. Including transactions entered in 2006, total purchase price was US$2million cash. Securay is the China affiliate for Aegison Corporation (acquired in 2006) which designs and manufactures the newly acquired digital video recording technology. The acquisition will help the Company to provide next generation mobile and wireless digital video technology and execute the long term strategy to converge industrial safety and security. A copy of the Intangible Asset Purchase Agreement with Securay is filed as Exhibit 2.1. The 2006 Agreements to purchase fixed assets and inventories are filed as Exhibit 2.2 and 2.3
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited consolidated financial statements of Tianjin Securay Technology Ltd., Co as of and for the years ended December 31, 2006 and 2005 are filed as Exhibit 99.1 and incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial statements of RAE Systems Inc. as of and for the years December 31, 2006 are filed as Exhibit 99.2 and incorporated herein by reference.
(d) Exhibits.
Exhibit No. Description
2.1 Intellectual property purchase agreement signed January 3, 2007 between RAE Systems (Asia) Ltd., and Secuary Liquidation Team.
2.2 Production equipment and inventory purchase agreement signed October 23, 2006 between RAE Systems (Shanghai) Inc. and Secuary Liquidation Team.
2.3 Fixed assets purchase agreement signed October 23, 2006 between RAE KLH Technologies (Beijing) Company Limited. and Secuary Liquidation Team.
23.1 Consent of Independent Registered Public Accounting Firm.
99.1 Tianjin Securay Technology Ltd., Co. audited consolidated financial statements as of and for the years ended December 31, 2006 and 2005.
99.2 Unaudited pro forma condensed combined financial statements of RAE Systems Inc. as of and for the year ended December 31, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAE Systems Inc.

May 31, 2007	By:	/s/ Randall Gausman Name: Randall Gausman Title: Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1	Intellectual property purchase agreement signed on January 3, 2007 between RAE Systems (Asia) Ltd., and Securay Liquidation Team.

2.2	Production equipment and inventory purchase agreement signed October 23, 2006 between RAE Systems (Shanghai) Inc. and Secuary Liquidation Team.

2.3	Fixed assets purchase agreement signed October 23, 2006 between RAE KLH Technologies (Beijing) Company Limited. and Secuary Liquidation Team.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Tianjin Securay Technology Ltd., Co. audited consolidated financial statements as of and for the years ended December 31, 2006 and 2005.

99.2	Unaudited pro forma condensed combined financial statements of RAE Systems Inc. as of and for the year ended December 31, 2006.